UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2022

GAMCO INVESTORS, INC. ET AL
(Exact name of registrant as specified in its charter)

DE	001-14761	13-4007862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 Mason Street Greenwich, CT	06830
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (203) 629-2726

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GBL	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to SAtisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 16, 2022, GAMCO Investors, Inc. (“GAMCO” or the “Company”) announced that it has given formal notice to the New York Stock Exchange (“NYSE”) of its intention to voluntarily delist its Class A common stock (the “common stock”) from the NYSE and to deregister under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). Following the de-listing from the NYSE, GAMCO expects to provide liquidity to GAMCO’s Class A stock shareholders by listing GAMCO Class A on the OTCQX platform (the “OTCQX”). GAMCO plans on filing a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) on or about September 26, 2022. The last day of trading in GAMCO’s common stock on the NYSE will be on or about October 6, 2022, when the Form 25 takes effect. Ninety days thereafter, GAMCO’s common stock deregistration is expected to become effective. When GAMCO files Form 15 on or about October 6, 2022, its filing obligations under the Exchange Act will immediately be suspended or terminated, including the filing of all reports on Forms 8-K, 10-Q and 10-K.

GAMCO has filed an application for its common stock to be quoted on the OTCQX platform, operated by OTC Markets Group Inc. GAMCO will continue to provide information to its stockholders and to take such actions to enable a trading market in its common stock to exist. There is no guarantee, however, that a broker will continue to make a market in the common stock and that trading of the common stock will continue on the OTCQX or otherwise or that the Company will continue to provide information sufficient to enable brokers to provide quotes for its common stock.

The Board of Directors of the Company (the “Board”) believes that the decision to delist the common stock from the NYSE and deregister and suspend its reporting obligations under the Exchange Act is in the best interest of the Company and its stockholders. The Board has determined that the burdens associated with operating as a registered public company outweigh any advantages to the Company and its stockholders at this time. The Board’s decision was based on careful review of numerous factors, including the significant cost savings of no longer preparing and filing periodic reports with the SEC; the reduction of significant legal, audit and other costs associated with being a reporting company; as well as the substantial costs and demands on management’s time under the Sarbanes-Oxley Act of 2002, SEC rules and NYSE listing standards. The Board also based its decision on the Company’s intention to provide liquidity to its stockholders following the delisting by taking actions within its control to have the common stock traded on the OTCQX. Once delisted and deregistered, the Board believes that the Company will redirect its financial and management resources to a wider range of business opportunities.

Item 8.01.	Other Events.

On September 14, 2022, the Board unanimously approved resolutions to authorize the (i) delisting of the Common Stock from the New York Stock Exchange, and (ii) deregistration of the Common Stock from the applicable reporting obligations under the Exchange Act. See Item 3.01 above.

Item 9.01.	Financial Statements and Exhibits.

  (d)    Exhibits

Exhibit
Number	Description
99.1	GAMCO's Press Release, dated September 16, 2022

Exhibit Index

Exhibit
Number	Description
99.1	GAMCO's Press Release, dated September 16, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMCO Investors, Inc.

By: /s/ Kieran Caterina

Kieran Caterina
Senior Vice President and Principal Financial Officer

Date:September 16, 2022